                                AMENDMENT NO. 11
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April ___, 2006, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST                   CHARGE      FEE        FEE
--------------------------                   -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Floating Rate Fund                        0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM EQUITY FUNDS                             CHARGE      FEE        FEE
----------------                             -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Aggressive Growth Fund                    0.25%     0.25%      0.50%
AIM Blue Chip Fund                            0.25%     0.25%      0.50%
AIM Capital Development Fund                  0.25%     0.25%      0.50%
AIM Charter Fund                              0.25%     0.25%      0.50%
AIM Constellation Fund                        0.25%     0.25%      0.50%
AIM Diversified Dividend Fund                 0.25%     0.25%      0.50%
AIM Large Cap Basic Value Fund                0.25%     0.25%      0.50%
AIM Large Cap Growth Fund                     0.25%     0.25%      0.50%
AIM Mid Cap Growth Fund                       0.25%     0.25%      0.50%
AIM Weingarten Fund                           0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM FUNDS GROUP                              CHARGE      FEE        FEE
---------------                              -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Basic Balanced Fund                       0.25%     0.25%      0.50%
AIM Mid Cap Basic Value Fund                  0.25%     0.25%      0.50%
AIM Premier Equity Fund                       0.25%     0.25%      0.50%
AIM Small Cap Equity Fund                     0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM GROWTH SERIES                            CHARGE      FEE        FEE
-----------------                            -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Basic Value Fund                          0.25%     0.25%      0.50%
AIM Conservative Allocation Fund              0.25%     0.25%      0.50%
AIM Global Equity Fund                        0.25%     0.25%      0.50%
AIM Growth Allocation Fund                    0.25%     0.25%      0.50%
AIM Income Allocation Fund                    0.25%     0.25%      0.50%
AIM International Allocation Fund             0.25%     0.25%      0.50%
AIM Mid Cap Core Equity Fund                  0.25%     0.25%      0.50%
AIM Moderate Allocation Fund                  0.25%     0.25%      0.50%
AIM Moderate Growth Allocation Fund           0.25%     0.25%      0.50%
AIM Moderately Conservative Allocation Fund   0.25%     0.25%      0.50%
AIM Small Cap Growth Fund                     0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS               CHARGE      FEE        FEE
------------------------------               -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM European Growth Fund                      0.25%     0.25%      0.50%
AIM International Core Equity Fund            0.25%     0.25%      0.50%
AIM International Growth Fund                 0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                         CHARGE      FEE        FEE
--------------------                         -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Trimark Endeavor Fund                     0.25%     0.25%      0.50%
AIM Trimark Fund                              0.25%     0.25%      0.50%
AIM Trimark Small Companies Fund              0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS              CHARGE      FEE        FEE
-------------------------------              -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Global Real Estate Fund                   0.25%     0.25%      0.50%
AIM Income Fund                               0.25%     0.25%      0.50%
AIM Intermediate Government Fund              0.25%     0.25%      0.50%

AIM Money Market Fund                         0.25%     0.25%      0.50%
AIM Real Estate Fund                          0.25%     0.25%      0.50%
AIM Short Term Bond Fund                      0.25%     0.25%      0.50%
AIM Total Return Bond Fund                    0.25%     0.25%      0.50%"

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                             CHARGE      FEE        FEE
----------------                             -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Leisure Fund                              0.25%     0.25%      0.50%

                                             MINIMUM
                                              ASSET
                                              BASED    MAXIMUM    MAXIMUM
                                              SALES    SERVICE   AGGREGATE
AIM STOCK FUNDS                              CHARGE      FEE        FEE
----------------                             -------   -------   ---------
PORTFOLIO - CLASS R SHARES
AIM Dynamics Fund                             0.25%     0.25%      0.50%
AIM Small Company Growth Fund                 0.25%     0.25%      0.50%

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April ____________, 2006

                                       3